UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 17, 2021

Sun Pacific Holding Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51935	90-1119774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Highway 9 South, Suite 388, Manaplan, New Jersey 07726
(Address of principal executive offices)

Registrant’s telephone number, including area code	732-845-0906

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Section 3 – Securities and Trading Markets

Item 3.03 Material Modification to the Rights of Security Holders.

Pursuant to a Current Report on Form 8-K filed on August 28, 2020, Sun Pacific Holding Corp., (the “Company”) filed a corporate action with FINRA to effectuate a Reverse Stock Split of the Common Stock of the Company and a ratio of 1000:1 (the “Stock Split”). On February 17, 2021, the Board of Directors of the Company (the “Board”) resolved to cancel such corporate action effective immediately. Pursuant to such Board Resolution, the Company contacted FINRA on February 17, 2021 to cancel the Stock Split corporate action, and on February 18, 2021 received confirmation that the corporate action has been cancelled with no action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Pacific Holding Corp.
(Registrant)
Date:	February 18, 2021
		By:	/s/ Nicholas Campanella
		Name:	Nicholas Campanella
		Title:	Director